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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Stewart & Stevenson Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Contact:	L. Scott Biar, CFO and Treasurer
Stewart & Stevenson Services, Inc.
713-868-7700

Dan Burch / Charlie Koons
MacKenzie Partners, Inc.
212-929-5500
800-322-2885

Matt Sherman / Sharon Goldstein
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

FOR IMMEDIATE RELEASE

STEWART & STEVENSON ANNOUNCES AMENDED MERGER AGREEMENT WITH
ARMOR HOLDINGS, RAISING PRICE TO $36.50 PER SHARE IN CASH

S&S Board Unanimously Recommends Acceptance of New Per Share Price Of $36.50
Offered Through May 25, 2006

Special Meeting of Shareholders Rescheduled For May 25, 2006

        Houston, TX—May 15, 2006—Stewart & Stevenson Services, Inc. (NYSE: SVC) today announced that its previously announced merger agreement with Armor Holdings, Inc. (NYSE: AH) has been amended. Under the terms of the amended agreement, Armor Holdings will acquire all of the outstanding shares of Stewart & Stevenson common stock for $36.50 per share in cash.

        If Stewart & Stevenson shareholders fail to approve the amended merger agreement at the special meeting of shareholders to be held on May 25, 2006, under the terms of the amended merger agreement the merger proposal price will revert to the original merger price of $35.00 per share in cash. The amended agreement has been unanimously approved by Stewart & Stevenson's Board of Directors.

        Stewart & Stevenson also announced its intention to adjourn its previously scheduled special meeting of shareholders to vote on the merger, from May 16, 2006 until May 25, 2006 at 9:00 a.m. Houston Time at The Fulbright Tower, 1301 McKinney, Houston, Texas 77010. The record date for shareholders entitled to vote at the special meeting remains April 5, 2006. The Company noted that shareholders that have previously voted may change their vote, but need not vote again.

        Max L. Lukens, President and Chief Executive Officer of Stewart & Stevenson, said, "The Board of Directors unanimously believes that the significant cash premium presented by Armor Holdings' amended merger proposal is the best way to deliver enhanced value to shareholders. If they have not done so already, we urge Stewart & Stevenson shareholders to vote "FOR" the proposed merger with Armor Holdings at the May 25, 2006 special meeting. We expect to close the transaction promptly after receipt of shareholder approval."

        As previously announced, on April 19, 2006, the U.S. Department of Justice and the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed transaction. This allows the transaction to close promptly after receipt of shareholder approval.

        The Company also noted that three leading proxy advisory firms—Institutional Shareholder Services, Glass Lewis and Proxy Governance—endorsed Stewart & Stevenson's merger with Armor Holdings and recommended that Stewart & Stevenson shareholders vote in favor of the proposed merger.

        Stewart & Stevenson shareholders are reminded that their vote is important, and a failure to vote has the same effect as a vote against the merger proposal. Shareholders may vote their shares by telephone or by the Internet, and are advised that if they have any questions or need any assistance in voting their shares, they should contact Stewart & Stevenson's proxy solicitor, MacKenzie Partners, Inc. Toll-Free at 800-322-2885. Shareholders are urged to act promptly as the meeting is less than two weeks away.

        Shareholders are encouraged to read Stewart & Stevenson's definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind the Stewart & Stevenson Board of Directors' unanimous recommendation that shareholders vote FOR the approval and adoption of the amended merger agreement and the merger.

About Stewart & Stevenson

        Stewart & Stevenson Services, Inc., founded in 1902, is primarily engaged in the design, manufacture and service of medium and light tactical vehicles for the U.S. Army and others worldwide. Stewart & Stevenson Services, Inc. is not affiliated with Stewart & Stevenson LLC. For more information on Stewart & Stevenson Services, Inc., visit http://www.ssss.com.

Forward-Looking Statements

        Certain matters discussed in this press release constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These statements may be identified through the use of words such as "anticipates," "believes," "plans," "potentially," "expects," "intends," "future," and similar expressions. These risks and uncertainties are described in Stewart & Stevenson Services, Inc.'s filings with the SEC, including Stewart & Stevenson Services, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 31, 2006, which are available at the SEC's web site at http://www.sec.gov.

Additional Information and Where to Find It

        In connection with the proposed transaction, Stewart & Stevenson has filed a definitive proxy statement with the SEC to be used to solicit shareholder approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. Stewart & Stevenson shareholders are urged to read the definitive proxy statement regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Stewart & Stevenson, the proposed transaction and related matters. The definitive proxy statement has been mailed to the shareholders of Stewart & Stevenson. You will be able to obtain a free copy of the definitive proxy statement, as well as other filings containing information about Stewart & Stevenson with the SEC at the SEC's website at www.sec.gov. Copies of the definitive proxy statement and the SEC filings that will be incorporated by reference in the definitive proxy statement can also be obtained, when available, without charge, by directing a request to Stewart & Stevenson Services, Inc., Investor Relations, P.O. Box 1637, Houston, Texas 77251 or at Stewart & Stevenson Services, Inc.'s Investor Relations page on its corporate website at www.ssss.com. You can also contact Dan Burch or Charlie Koons of MacKenzie Partners, Inc., Stewart & Stevenson's proxy solicitor, if you have any questions relating to the transaction at 800-322-2885.

        Stewart & Stevenson and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Stewart & Stevenson's directors and executive officers and the interests of those participants may be obtained by reading the proxy statement regarding the proposed merger and Stewart & Stevenson's Annual Report on Form 10-K for the fiscal year ended January 31, 2006.

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Contact:	L. Scott Biar, CFO and Treasurer
Stewart & Stevenson Services, Inc.
713-868-7700

Dan Burch / Charlie Koons
MacKenzie Partners, Inc.
212-929-5500
800-322-2885

Matt Sherman / Sharon Goldstein
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

FOR IMMEDIATE RELEASE

STEWART & STEVENSON SERVICES, INC. COMMENTS ON OSHKOSH LAWSUIT

        HOUSTON, TX—May 15, 2006—Stewart & Stevenson Services, Inc. (NYSE: SVC) today announced that on May 12, 2006 Oshkosh Truck Corporation (NYSE:OSK) filed a lawsuit in the Civil District Court of Harris County, Texas, asking the court to declare that the confidentiality and standstill agreement between Stewart & Stevenson and Oshkosh is unenforceable. Stewart & Stevenson has removed this lawsuit to the United States District Court for the Southern District of Texas, Houston Division, and it plans to file a motion to dismiss Oshkosh's claims. Stewart & Stevenson also intends to assert a third-party claim against Oshkosh for breach of the confidentiality and standstill agreement, filed in the separate shareholder litigation still pending in the same federal district court.

        The Company issued the following statement:

    We strongly believe that the lawsuit is wholly without merit. During the auction process, all of the bidders, including Oshkosh, had been allowed two months' access to Stewart & Stevenson's management and its confidential and proprietary information in return for an agreement that each bidder would abide by the rules of the auction and its confidentiality agreement's standstill provisions. The auction process was carefully constructed to obtain the best transaction for our shareholders. Specifically, the standstill provisions were designed to provide each bidder an opportunity, and motivate each bidder, to make its best offer during the sale process.

About Stewart & Stevenson

        Stewart & Stevenson Services, Inc., founded in 1902, is primarily engaged in the design, manufacture and service of medium and light tactical vehicles for the U.S. Army and others worldwide. Stewart & Stevenson Services, Inc. is not affiliated with Stewart & Stevenson LLC. For more information on Stewart & Stevenson Services, Inc., visit http://www.ssss.com.

Forward-Looking Statements

        Certain matters discussed in this press release constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. These statements may be identified through the use of words such as "anticipates," "believes," "plans," "potentially," "expects," "intends," "future," and similar expressions. These risks and uncertainties are described in Stewart & Stevenson Services, Inc.'s filings with the SEC, including Stewart & Stevenson Services, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 31, 2006, which are available at the SEC's web site at http://www.sec.gov.

Additional Information and Where to Find It

        In connection with the proposed transaction, Stewart & Stevenson has filed a definitive proxy statement with the SEC to be used to solicit shareholder approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. Stewart & Stevenson shareholders are urged to read the definitive proxy statement regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Stewart & Stevenson, the proposed transaction and related matters. The definitive proxy statement has been mailed to the shareholders of Stewart & Stevenson. You will be able to obtain a free copy of the definitive proxy statement, as well as other filings containing information about Stewart & Stevenson with the SEC at the SEC's website at www.sec.gov. Copies of the definitive proxy statement and the SEC filings that will be incorporated by reference in the definitive proxy statement can also be obtained, when available, without charge, by directing a request to Stewart & Stevenson Services, Inc., Investor Relations, P.O. Box 1637, Houston, Texas 77251 or at Stewart & Stevenson Services, Inc.'s Investor Relations page on its corporate website at www.ssss.com. You can also contact Dan Burch or Charlie Koons of MacKenzie Partners, Inc., Stewart & Stevenson's proxy solicitor, if you have any questions relating to the transaction at 800-322-2885.

        Stewart & Stevenson and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Stewart & Stevenson's directors and executive officers and the interests of those participants may be obtained by reading the proxy statement regarding the proposed merger and Stewart & Stevenson's Annual Report on Form 10-K for the fiscal year ended January 31, 2006.

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STEWART & STEVENSON ANNOUNCES AMENDED MERGER AGREEMENT WITH ARMOR HOLDINGS, RAISING PRICE TO $36.50 PER SHARE IN CASH
STEWART & STEVENSON SERVICES, INC. COMMENTS ON OSHKOSH LAWSUIT